UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)   November 6, 1998

                              FIRSTCOM CORPORATION
             (Exact name of registrant as specified in its charter)

             Texas                   0-25194            87-0464860
---------------------------------  ------------  -----------------------------
  (State or other jurisdiction     (Commission         (I.R.S. Employer
of incorporation or organization)  File Number)        Identification No.)


                                2600 Douglas Road
                           Coral Gables, Florida 33134
     ----------------------------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (305) 448-4422
               Registrant's telephone number, including area code

                    INTERAMERICAS COMMUNICATIONS CORPORATION
   (Former name, former address and fiscal year, if changed since last report)





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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT  (A).

     On November 6, 1998, PricewaterhouseCoopers LLP, the independent accounting firm which was previously engaged as the principal accounting firm to audit the registrant's financial statements, was dismissed by the registrant. Price Waterhouse's report on the registrant's consolidated financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to dismiss PricewaterhouseCoopers LLP was approved by the Audit Committee of the registrant's Board of Directors on October 22, 1998. During the registrant's two most recent fiscal years and the period from the end of its most recent fiscal year through the date of dismissal, there were no disagreements with Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Price Waterhouse, would have caused it to make reference to the subject matter of the disagreements in connection with its report. On November 6, 1998, Ernst & Young LLP was engaged as the principal accountant to audit the registrant's consolidated financial statements. This engagement was approved by the Audit Committee of the registrant's Board of Directors on October 22, 1998. During the registrant's two most recent fiscal years and the period from the end of its most recent fiscal year to November 6, 1998, the registrant did not consult Ernst & Young LLP regarding either (i) the application of accounting principles to a specified transaction, either complete or proposed or (ii) the type of audit opinion that might be rendered on the registrant's consolidated financial statements.

     Concurrently with the filing of this report on Form 8-K, the registrant has provided PricewaterhouseCoopers LLP with a copy of the disclosures it is making in response to Item 304 (a) of Regulation S-K, 17 CFR229, as set forth above Further, the registrant has requested PricewaterhouseCoopers LLP to furnish the registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the registrant in response to said Item 304 (a) and, if not, stating the respects in which it does not agree. The registrant has requested PricewaterhouseCoopers LLP to provide the letter as promptly as possible so that the registrant can file the letter with the Securities and Exchange Commission within ten business days after the filing of this report on Form 8-K. The registrant shall file such letter by amendment to this Form 8-K within two business days of receipt.

ITEM  5.  OTHER  EVENTS.

     On October 22, 1998, the Board of Directors and stockholders of the registrant approved the change of the registrant's corporate name from "InterAmericas Communications Corporation" to "FirstCom Corporation". This change was effected on October 26, 1998, by the filing of an amendment to the registrant's Articles of Incorporation with the Secretary of State of Texas.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits.

        16.1  Letter  from  PricewaterhouseCoopers  LLP*


* To be filed by amendment



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 6, 1998           By:  /s/  Patricio  E.  Northland
                                  ----------------------------------------------
                                            Patricio  E.  Northland
                                            Chairman  of  the  Board,  President
                                            and  Chief  Executive  Officer